SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUSES
OF
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Discovery Fund
Wells Fargo Enterprise Fund
Wells Fargo Opportunity Fund
Wells Fargo Special Mid Cap Value Fund
(each a “Fund”)

Effective immediately, sections entitled “Share Class Eligibility” and “Share Class Features” are amended to add the following information:

I. Share Class Eligibility The following bullet point is added to the end of the section:

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

II. Share Class Features The introductory paragraph will be deleted and replaced with the following:

The table below summarizes the key features of the share class offered through this Prospectus. Please note that if you purchase shares through an intermediary that acts as a broker on your behalf, you may be required to pay a commission to your intermediary in an amount determined and separately disclosed to you by the intermediary. Consult your financial professional for further details.

May 1, 2020	AFIT050/P504SP